                                                                   EXHIBIT 20(o)





                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                        Series 1996-5 Monthly Statement
                              Class A Certificate:
                          German Security Code 133 260
        International Security Identification # (ISIN) DE 000 133 260 9
                 Common Code # (DKV, Cedel, Euroclear) 677 6388
                      Class B Certificate CUSIP #25466KBC2

Trust Distribution Date:                                     Due Period Ending:
September 16, 1996                                              August 31, 1996


Pursuant to the Series Supplement dated as of July 24, 1996 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and First Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1. Payments for the benefit of Series Investors this Due Period (per $1,000 of Class Initial Investor Interest)


                                                       Total          Interest          Principal
          Class A    30 days at    5.707500000%    $4.756250000    $4.756250000       $0.000000000
          Class B    30 days at    5.875000000%    $4.895833333    $4.895833333       $0.000000000

2. Payments due from Swap Counterparty for the benefit of Class A Investors this Due Period (per DM 1,000 of Class Initial Foreign Currency Investor Interest)

                                                       Total          Interest          Principal
          Class A    30 days at    3.413750000%    DM 2.844791667  DM 2.844791667     DM 0.000000000

3.   Class A DM Invested Amount

          Class A                                                               DM  1,250,000,000.00

4.   Principal Receivables at the end of the Due Period

     (a)  Aggregate Investor Interest                                                                        $11,925,796,676.00
          Seller Interest                                                                                     $2,468,116,096.36

          Total Master Trust                                                                                 $14,393,912,772.36

     (b)  Group One Investor Interest                                                                        $10,175,796,676.00

     (c)  Group Two Investor Interest                                                                         $1,750,000,000.00

     (d)  Series 1996-5 Investor Interest                                                                       $862,304,676.00

     (e)  Class A Investor Interest                                                                             $819,188,676.00

          Class B Investor Interest                                                                              $43,116,000.00

5.   Allocation of Receivables Collected During the Due Period

                                                     Finance Charge                   Principal                     Yield
                                                      Collections                     Collections                 Collections
           (a) Allocation of Collections between Investor and Seller

               Aggregate Investor Allocation         $186,064,682.06              $1,489,245,686.27                  $0.00

               Seller                                 $34,260,577.93                $274,218,714.29                  $0.00

           (b) Group One Allocation                  $158,766,382.36              $1,270,752,447.04                  $0.00

           (c) Group Two Allocation                   $27,298,299.70                $218,493,239.23                  $0.00

           (d) Series 1996-5 Allocations              $13,461,873.39                $107,747,674.87                  $0.00

           (e) Class A Allocations                    $12,778,865.09                $102,280,935.23                  $0.00

               Class B Allocations                       $683,008.30                  $5,466,739.64                  $0.00

6.   Information Concerning the Series Principal Funding Accounts ("SPFA")
           Deposits into the SPFAs

                                 This Due                    Total                   Deposit Deficit          Investment
                                  Period                    Deposits                      Amount                Income
           Series 1996-5            $0.00                     $0.00                           $0.00                  $0.00

7.   Information Concerning Amount of Controlled Liquidation Payments

                           Amount Paid             Deficit Amount            Total Payments Through
                        This Due Period           This Due Period                This Due Period
           Series 1996-5      $0.00                  $0.00                         $0.00

8.   Information Concerning the Series Interest Funding Accounts ("SIFA")

                                                                     Deposits Into the SIFAs
                                                                         This Due Period                     SIFA Balance
           Series 1996-5                                                   $4,107,354.89                     $7,667,062.46

9.   Pool Factors
                                                                                                             This Due Period

           Class A                                                                                              1.00000000

           Class B                                                                                              1.00000000

10.  Investor Charged-Off Amount

                                                                                                         Cumulative Investor
                                                                         This Due Period                 Charged-Off Amount
     (a)  Group One                                                       $42,034,982.91                        $0.00

     (b)  Group Two                                                        $7,227,497.06                        $0.00

     (c)  Series 1996-5                                                    $3,564,165.22                        $0.00

     (d)  Class A                                                          $3,383,331.96                        $0.00

          Class B                                                            $180,833.26                        $0.00

11.  Investor Losses This Due Period

                                                                     Per $1,000 of                        Per DM 1,000 of
                                              Total                Original Invested                     Original Invested
                                                                       Principal                              Principal
     (a)  Group One                              $0.00                        $0.00                                 N/A

     (b)  Group Two                              $0.00                        $0.00                                 N/A

     (c)  Series 1996-5                          $0.00                        $0.00                                 N/A

     (d)  Class A                                $0.00                        $0.00                                DM 0.00

          Class B                                $0.00                        $0.00                                 N/A

12.  Reimbursement of Investor Losses This Due Period

                                                                      Per $1,000 of                        Per DM 1,000 of
                                              Total                 Original Invested                     Original Invested
                                                                        Principal                              Principal
     (a)  Group One                              $0.00                        $0.00                                 N/A

     (b)  Group Two                              $0.00                        $0.00                                 N/A

     (c)  Series 1996-5                          $0.00                        $0.00                                 N/A

     (d)  Class A                                $0.00                        $0.00                                DM 0.00

          Class B                                $0.00                        $0.00                                 N/A

13.  Aggregate Amount of Unreimbursed Investor Losses

                                                                      Per $1,000 of                        Per DM 1,000 of
                                              Total                 Original Invested                     Original Invested
                                                                        Principal                              Principal
     (a)  Group One                              $0.00                        $0.00                                 N/A

     (b)  Group Two                              $0.00                        $0.00                                 N/A

     (c)  Series 1996-5                          $0.00                        $0.00                                 N/A

     (d)  Class A                                $0.00                        $0.00                                DM 0.00

          Class B                                $0.00                        $0.00                                 N/A

14.  Investor Monthly Servicing Fee Payable at the end of the Due Period

     (a)  Group One                                                                                             $16,959,661.13

     (b)  Group Two                                                                                              $2,916,666.67

     (c)  Series 1996-5                                                                                          $1,437,174.46

     (d)  Class A                                                                                                $1,365,314.46

          Class B                                                                                                   $71,860.00

15.  Class Available Subordinated Amount at the end of the Due Period

                                                                                                     As a Percentage of Class A
                                                                              Total                       Invested Amount

     Series 1996-5 Class B                                                 $86,230,468.00                     10.5263%

16.  Total Available Credit Enhancement Amounts

                                                                            Shared Amount                     Class B Amount
     Maximum Amount                                                                 $0.00                       $47,426,758.00

     Available Amount                                                               $0.00                       $47,426,758.00

     Amount of Drawings on Credit Enhancement
        for this Due Period                                                         $0.00                                $0.00

17.  Delinquency Summary

     End of Due Period Master Trust Receivables Outstanding   $14,621,202,084.29

                                                                          Delinquent Amount             Percentage of Ending
     Payment Status                                                         Ending Balance             Receivables Outstanding

     30-59 days                                                             $421,201,670.49                      2.88%

     60-179 days                                                            $552,094,924.41                      3.78%


                                        FIRST BANK NATIONAL ASSOCIATION
                                                   as Trustee


                                        By:
                                           ----------------------------
                                           Vice President

                    MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                        Series 1996-5 Monthly Statement

                                  CREDIT CARD
                           PASS-THROUGH CERTIFICATES

         The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the "Pooling & Servicing Agreement") and the Series Supplement, dated as of July 24, 1996 (the "Series Supplement") by and between Greenwood and First Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1996-5 Master Trust Certificates for the Distribution Date occurring on September 16, 1996:

1.       Greenwood is Master Servicer under the Pooling and Servicing
         Agreement.

2.       The undersigned is a Servicing Officer of Greenwood as Master
         Servicer.

3.       The aggregate amount of Collections processed during the related Due
         Period is equal to                                    $1,983,789,660.63

4.       The aggregate amount of Class A Principal Collections processed during
         the related Due Period is equal to                      $102,280,935.23

5.       The aggregate amount of Class A Finance Charge Collections processed
         during the related Due Period is equal to                $12,778,865.09

6a. The aggregate amount of Class A Principal Collections recharacterized as Series Yield Collections during the related Due Period is equal to
                                                                           $0.00

6b.      The aggregate amount of Class A Additional Funds for this Distribution
         Date is equal to                                                  $0.00

7. The aggregate amount of Class A Certificate Interest paid to the Currency Swap Counterparty with respect to this Distribution Date is
         equal to                                                          $0.00

8. The aggregate amount of Class A DM Certificate Interest received from the Currency Swap Counterparty with respect to this Distribution Date
         is equal to                                                     DM 0.00

9. The aggregate amount of Class A Certificate Interest converted into Deutsche Marks by the Trustee at the then prevailing spot exchange rate in New York with respect to this Distribution Date is equal to
                                                                         DM 0.00

10. The aggregate amount of Class A Certificate Principal paid to the Currency Swap Counterparty with respect to this Distribution Date is
         equal to                                                          $0.00

11. The aggregate amount of Class A DM Certificate Principal received from the Currency Swap Counterparty with respect to this Distribution Date
         is equal to                                                     DM 0.00

12. The aggregate amount of Class A Certificate Principal converted into Deutsche Marks by the Trustee at the then prevailing spot exchange rate in New York with respect to this Distribution Date is equal to
                                                                         DM 0.00

13.      The sum of all amounts payable to the Class A Certificateholders on
         the current Distribution Date is equal to                       DM 0.00

14.      The aggregate amount of Class B Principal Collections processed during
         the related Due Period is equal to                        $5,466,739.64

15.      The aggregate amount of Class B Finance Charge Collections processed
         during the related Due Period is equal to                   $683,008.30

16a. The aggregate amount of Class B Principal Collections recharacterized as Series Yield Collections during the related Due Period is equal to
                                                                           $0.00

17b.     The aggregate amount of Class B Additional Funds for this Distribution
         Date is equal to                                                  $0.00

17. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

         (a)     with respect to the Class B Required Amount Shortfall is equal
                 to:                                                       $0.00

         (b)     with respect to the Class B Cumulative Investor Charged-Off
                 Amount is equal to:                                       $0.00

         (c)     with respect to the Class B Investor Interest is equal to:
                                                                           $0.00

18.      The sum of all amounts payable to the Class B Certificateholders on
         the current Distribution Date is equal to                         $0.00

19. Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to Section 16 of the Series Supplement.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 16th day of September, 1996.


                           GREENWOOD TRUST COMPANY
                              as Master Servicer

                          By:
                             ---------------------------------------
                             Vice President, Director of Accounting,
                             and Treasurer